Exhibit 99.2

Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer Janus Henderson Group 3Q20 results presentation Thursday 29 October 2020

1 3Q20 results • Long-term investment performance remains solid • AUM increased 6.4% to US$358.3bn; strength in global markets was partially offset by net outflows of US$(2.9)bn • Adjusted diluted EPS of US$0.70 • Declared US$0.36 per share dividend and completed US$50m of share buybacks at an average price per share of US$20.48 3Q20 2Q20 3-year investment outperformance¹ 61% 62% Net flows US$(2.9)bn US$(8.2)bn Total AUM US$358.3bn US$336.7bn US GAAP diluted EPS US$0.65 US$0.55 Adjusted diluted EPS² US$0.70 US$0.67 Dividend per share US$0.36 US$0.36 Key metrics – 3Q20 vs 2Q20 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 21. 2 See adjusted financial measures reconciliation on slides 28 and 29 for additional information.

2 Delivering on our strategy of Simple Excellence Produce dependable investment outcomes Excel in client experience Focus and increase operational efficiency Proactive risk and control environment Develop new growth initiatives Our strategy: Simple Excellence Strengthening our core foundation while maximising growth potential Focus and execution lay the foundation for a successful business built for the long term Positive flows and AUM growth Revenue stability and profitability A return to consistent net inflows driven by organic growth across regions, client types and investment capabilities A growing and diversified AUM and client base, able to weather shifting market environments Revenue yield stability resulting from a focus on profitable growth, in context of changing global investor trends A balanced approach to managing costs, allowing for investment, expanded profitability and increased cash flow generation

Roger Thompson Chief Financial Officer 3Q20 results presentation Business and financial update

4 Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Firmwide investment performance remains solid % of mutual fund AUM in top 2 Morningstar quartiles (as at 30 Sep 2020) % of AUM outperforming benchmark (as at 30 Sep 2020) Note: Full performance disclosures detailed in the appendix on slides 21 and 22. Past performance is no guarantee of future results. The top two Morningstar quartiles represent funds in the top half of their category based on total return. Refer to slide 22 for the 10-year period, percent of funds in the top 2 quartiles for all periods, and description and quantity of funds included in the analysis. 100% 73% 53% 61% 58% 97% 8% 97% 78% 92% 68% 91% 92% 48% 76% 72% 38% 64% 88% 95% 93% 93% 8% 71% 60% 78% 76% 30% 97% 92% 68% 4% 4% 100% 74% 100% 100%

5 17.7 16.6 15.6 15.6 15.3 18.7 21.4 17.9 15.8 (22.0) (25.0) (23.0) (25.4) (18.8) (25.4) (33.6) (26.1) (18.7) (4.3) (8.4) (7.4) (9.8) (3.5) (6.7) (12.2) (8.2) (2.9) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Total flows Total flows 3Q18 to 3Q20 (US$bn) Redemptions Sales Net sales / (redemptions) 19% 17% 19% 18% 17% 21% 23% 25% 19% Annualised gross sales¹ Annualised gross redemptions¹ Net flows improved quarter over quarter and year over year 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. (24%) (26%) (28%) (29%) (21%) (29%) (36%) (36%) (22%)

6 5.8 5.9 1.3 2.3 0.5 (10.9) (4.1) (1.4) (1.7) (0.6) (5.1) 1.8 (0.1) 0.6 (0.1) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 3Q20 flows by capability 3Q20 flows by capability (US$bn) Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 13% 34% 13% 22% 23% (24%) (23%) (14%) (17%) (24%) Annualised gross redemptions¹ Net flows reflect strength in Fixed Income and Multi-Asset, improvement in Quantitative Equities 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

7 Statement of income US GAAP and adjusted US GAAP Adjustments Adjusted Revenue Management fees 457.7 Performance fees 7.0 Shareowner servicing fees 53.7 Other revenue 50.1 Total revenue 568.5 (118.8) 449.7 Operating expenses Employee compensation and benefits 154.9 Long-term incentive plans 42.7 Distribution expenses 118.8 Investment administration 13.1 Marketing 5.3 General, administrative and occupancy 65.6 Depreciation and amortisation 11.6 Total operating expenses 412.0 (124.4) 287.6 Operating income 156.5 5.6 162.1 US$m 3 months ended 30 Sep 2020 Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information.

8 US$, except margin data 3Q20 2Q20 Change 3Q20 vs 2Q20 3Q19 Change 3Q20 vs 3Q19 Average AUM 356.0bn 323.0bn 10% 358.2bn (1%) Total revenue 568.5m 518.0m 10% 536.0m 6% Operating income 156.5m 106.7m 47% 143.6m 9% Operating margin 27.5% 20.6% 6.9ppt 26.8% 0.7ppt US GAAP diluted EPS 0.65 0.55 18% 0.58 12% Adjusted revenue 449.7m 413.3m 9% 433.2m 4% Adjusted operating income 162.1m 138.4m 17% 160.2m 1% Adjusted operating margin 36.0% 33.5% 2.5ppt 37.0% (1.0ppt) Adjusted diluted EPS 0.70 0.67 4% 0.64 9% Summary financial results Summary of results Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information. US GAAP and adjusted

9 409.8 367.5 7.0 17.2 10.9 8.3 22.0 20.3 449.7 413.3 3Q20 2Q20 Management fees Performance fees Shareowner servicing fees Other revenue 3Q20 adjusted revenue drivers Revenue 3Q20 adjusted revenue reflects higher average assets Adjusted revenue – 2Q20 vs 3Q20 (US$m) Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information. 1 Net margin based on management fees net of distribution expenses. • Increase from 2Q20 management fees driven by higher average assets • Performance fees declined from 2Q20 driven by seasonality • Improved average net management fee margin due to asset mix shift US$m, except margin data 3Q20 2Q20 Change Total adjusted revenue 449.7 413.3 9% Management fees 409.8 367.5 12% Performance fees 7.0 17.2 (59%) Shareowner servicing fees 10.9 8.3 31% Other revenue 22.0 20.3 8% Average net¹ mgmt fee margin 45.8bps 45.7bps 0.1bps

10 287.6 (6.5) 274.9 9.3 0.5 1.6 6.9 0.9 2Q20 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation 3Q20 Adjusted operating expenses – 2Q20 vs 3Q20 (US$m) Operating expenses Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information. 3Q20 adjusted expenses reflect higher average assets, FX and professional services US$m 3Q20 US GAAP Adjustments 3Q20 adjusted 2Q20 adjusted Change 3Q20 adjusted vs 2Q20 adjusted Employee compensation and benefits 154.9 (0.3) 154.6 145.3 6% Long-term incentive plans 42.7 0.1 42.8 49.3 (13%) Total compensation expenses 197.6 (0.2) 197.4 194.6 1% Distribution expenses 118.8 (118.8) –– nm Investment administration 13.1 – 13.1 12.6 4% Marketing 5.3 – 5.3 3.7 43% General, administrative and occupancy 65.6 (3.5) 62.1 55.2 13% Depreciation and amortisation 11.6 (1.9) 9.7 8.8 10% Non-staff operating expenses 214.4 (124.2) 90.2 80.3 12% Total operating expenses 412.0 (124.4) 287.6 274.9 5%

Balance sheet

Strong liquidity position

- Significant decrease in investment securities due to third-party investment resulting in deconsolidation of certain seed products
- At 30 September 2020, cash and investment securities totalled US$1,376m compared to outstanding debt of US$314m
- Board declared a dividend of US$0.36 per share to be paid on 23 November to shareholders on record at the close of business on 9 November

Balance sheet profile – carrying value (30 Jun 2020 vs 30 Sep 2020)
(US$m)


1,731.7
851.3
880.4
314.8
1,375.7
449.2
926.5
314.0
Cash and investments
Debt
Cash and investments
Debt
30 Jun 2020
30 Sep 2020
Investment securities¹
Cash and cash equivalents²
2025 maturity

[1] Includes seed investments of US$763.2m (including investment securities of consolidated variable interest entities of US$632.2m), investments related to deferred compensation plans of US$82.8m and other investments of US$5.3m as at 30 June 2020; includes seed investments of US$354.9m (including investment securities of consolidated variable interest entities of US$158.4m), investments related to deferred compensation plans of US$88.9m and other investments of US$5.4m as at 30 September 2020.
[2] Includes cash and cash equivalents of consolidated variable interest entities of US$43.8m and US$17.5m as at 30 June 2020 and 30 September 2020, respectively.

Janus Henderson GROUP PLC
11

Q&A

Appendix

14 53% 21% 12% 11% 3% Equities Fixed Income Multi-Asset Quantitative Equities Alternatives Assets under management as at 30 Sep 2020 48% 32% 20% Intermediary Institutional Self-directed 55% 30% 15% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$188.9bn US$75.1bn US$43.6bn US$40.7bn US$10.0bn US$170.3bn US$115.4bn US$72.6bn US$198.7bn US$106.8bn US$52.8bn AUM: US$358.3bn

15 Investment management capabilities Diversified product range Equities US$188.9bn AUM 30 Sep 2020 US$358.3bn Fixed Income US$75.1bn Multi-Asset US$43.6bn Self-directed Intermediary Institutional Institutional Institutional Quantitative Equities US$40.7bn Institutional Alternatives US$10.0bn Equities • Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income • Innovative and differentiated techniques designed to support clients as they navigate each unique economic cycle Multi-Asset • Provides a range of diversified core investment solutions with the aim of delivering attractive returns over the long term with lower levels of volatility Quantitative Equities • Intech applies advanced mathematics and systematic portfolio rebalancing intended to harness the volatility of movements in stock prices Alternatives • Investment solutions aimed at delivering specific outcomes tailored to meet the needs and constraints of clients Intermediary

16 Largest strategies by capability Note: Numbers may not cast due to rounding. Capability Strategy AUM (US$bn) 30 Sep 2020 US Mid Cap Growth 26.0 US Concentrated Growth 22.1 US Research Growth Equity 18.6 Global Life Sciences 11.8 US SMID Cap Growth 11.8 Absolute Return Income 11.3 Buy & Maintain Credit 10.4 Global Strategic Fixed Income 8.6 Core Plus Fixed Income 7.4 Australian Fixed Income 5.3 Intech Global Large Cap Core ex-Japan - ESG 9.2 Intech Global Large Cap Core 5.2 Intech US Enhanced Plus 4.3 Intech US Broad Large Cap Growth 2.9 Intech US Large Cap Growth 2.5 Balanced 37.9 UK Cautious Managed 1.4 Global Adaptive Capital Appreciation 0.6 Multi Manager Managed 0.4 Global Diversified Growth 0.3 UK Large Cap Absolute Return Equity 5.0 Property 2.5 Europe Large Cap Long/Short 0.5 Global Commodities 0.5 Multi Strategy Liquidity Risk Premia 0.3 Total 207.0 Equity Fixed Income Multi-Asset Alternatives Quantitative Equities

17 6.1 5.6 8.0 6.3 5.9 (4.7) (8.4) (11.4) (7.0) (4.1) 1.4 (2.8) (3.4) (0.7) 1.8 3Q19 4Q19 1Q20 2Q20 3Q20 6.0 9.4 8.8 7.9 5.8 (8.0) (10.7) (15.7) (12.1) (10.9) (2.0) (1.3) (6.9) (4.2) (5.1) 3Q19 4Q19 1Q20 2Q20 3Q20 (17%) (23%) (31%) (32%) (24%) Flows: Equities and Fixed Income Equities (US$bn) Fixed Income (US$bn) Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ 12% 20% 17% 21% 13% 33% 30% 43% 39% 34% (25%) (45%) (61%) (43%) (23%) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

18 2.4 2.7 3.5 2.5 2.3 (2.0) (1.3) (2.5) (1.8) (1.7) 0.4 1.4 1.0 0.7 0.6 3Q19 4Q19 1Q20 2Q20 3Q20 0.3 0.3 0.4 0.4 1.3 (2.7) (3.6) (2.4) (4.3) (1.4) (2.4) (3.3) (2.0) (3.9) (0.1) 3Q19 4Q19 1Q20 2Q20 3Q20 0.5 0.7 0.7 0.8 0.5 (1.4) (1.4) (1.6) (0.9) (0.6) (0.9) (0.7) (0.9) (0.1) (0.1) 3Q19 4Q19 1Q20 2Q20 3Q20 Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 2% 3% 4% 5% 13% Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 27% 29% 36% 29% 22% 16% 24% 25% 36% 23% (22%) (31%) (22%) (50%) (14%) (22%) (14%) (26%) (21%) (17%) (45%) (49%) (58%) (40%) (24%) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

19 Total net flows by capability 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total net flows by capability 3Q18 to 3Q20 (US$bn) (12.2) (4.3) (7.4) (8.4) (9.8) (3.5) (6.7) (8.2) (2.9)

AUM and flows by capability

All data in US$bn	Equities	Fixed Income	Quantitative Equities	Multi-Asset	Alternatives	Total
AUM 30 Jun 2019	**191.3**	**73.5**	**47.6**	**35.1**	**12.3**	**359.8**
Sales	6.0	6.1	0.3	2.4	0.5	15.3
Redemptions	(8.0)	(4.7)	(2.7)	(2.0)	(1.4)	(18.8)
Net sales / (redemptions)	(2.0)	1.4	(2.4)	0.4	(0.9)	(3.5)
Market / FX	(1.1)	0.1	0.4	0.8	(0.4)	(0.2)
AUM 30 Sep 2019	**188.2**	**75.0**	**45.6**	**36.3**	**11.0**	**356.1**
Sales	9.4	5.6	0.3	2.7	0.7	18.7
Redemptions	(10.7)	(8.4)	(3.6)	(1.3)	(1.4)	(25.4)
Net sales / (redemptions)	(1.3)	(2.8)	(3.3)	1.4	(0.7)	(6.7)
Market / FX	17.1	2.6	2.9	2.1	0.7	25.4
AUM 31 Dec 2019	**204.0**	**74.8**	**45.2**	**39.8**	**11.0**	**374.8**
Sales	8.8	8.0	0.4	3.5	0.7	21.4
Redemptions	(15.7)	(11.4)	(2.4)	(2.5)	(1.6)	(33.6)
Net sales / (redemptions)	(6.9)	(3.4)	(2.0)	1.0	(0.9)	(12.2)
Market / FX	(43.2)	(6.1)	(8.6)	(5.3)	(0.8)	(64.0)
Acquisitions / (disposals)	(4.0)	0.0	0.0	(0.2)	0.0	(4.2)
AUM 31 Mar 2020	**149.9**	**65.3**	**34.6**	**35.3**	**9.3**	**294.4**
Sales	7.9	6.3	0.4	2.5	0.8	17.9
Redemptions	(12.1)	(7.0)	(4.3)	(1.8)	(0.9)	(26.1)
Net sales / (redemptions)	(4.2)	(0.7)	(3.9)	0.7	(0.1)	(8.2)
Market / FX	33.5	5.6	6.8	4.3	0.3	50.5
Reclassification[1]	(0.1)	0.0	0.0	0.0	0.1	0.0
AUM 30 Jun 2020	**179.1**	**70.2**	**37.5**	**40.3**	**9.6**	**336.7**
Sales	5.8	5.9	1.3	2.3	0.5	15.8
Redemptions	(10.9)	(4.1)	(1.4)	(1.7)	(0.6)	(18.7)
Net sales / (redemptions)	(5.1)	1.8	(0.1)	0.6	(0.1)	(2.9)
Market / FX	14.9	3.1	3.3	2.7	0.5	24.5
AUM 30 Sep 2020	**188.9**	**75.1**	**40.7**	**43.6**	**10.0**	**358.3**

[1] Reflects reclassification of an existing fund from Equities to Alternatives.

Janus Henderson GROUP PLC
20

Investment performance

% of AUM outperforming benchmark

Capability	3Q19			4Q19			1Q20			2Q20			3Q20		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	75%	74%	80%	67%	76%	80%	43%	69%	70%	52%	54%	64%	38%	53%	71%
Fixed Income	63%	94%	90%	82%	84%	92%	48%	55%	61%	83%	87%	96%	88%	92%	97%
Quantitative Equities	39%	26%	25%	37%	40%	16%	35%	28%	9%	23%	22%	9%	64%	8%	8%
Multi-Asset	90%	91%	93%	91%	91%	93%	86%	87%	93%	93%	91%	94%	93%	93%	95%
Alternatives	96%	99%	100%	94%	99%	100%	95%	97%	97%	96%	96%	99%	97%	97%	100%
Total	70%	74%	78%	69%	76%	77%	50%	65%	66%	60%	62%	68%	58%	61%	73%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 5% of AUM as at 30 Sep 2020, 30 Jun 2020, 31 Dec 2019 and 30 Sep 2019, and 6% of AUM as at 31 Mar 2020. Capabilities defined by Janus Henderson.

Janus Henderson GROUP PLC
21

Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	3Q19			4Q19			1Q20			2Q20			3Q20		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	84%	79%	87%	88%	87%	77%	60%	85%	78%	59%	56%	76%	60%	68%	76%
Fixed Income	53%	53%	55%	70%	55%	56%	75%	82%	70%	77%	86%	74%	76%	78%	72%
Quantitative Equities	97%	57%	97%	22%	22%	19%	37%	57%	46%	3%	60%	8%	4%	30%	4%
Multi-Asset	87%	88%	89%	93%	89%	90%	91%	91%	92%	90%	92%	92%	91%	92%	92%
Alternatives	38%	37%	56%	36%	74%	95%	98%	60%	98%	98%	100%	96%	100%	100%	100%
Total	78%	74%	82%	83%	82%	76%	69%	84%	79%	67%	67%	78%	68%	74%	78%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 82%, 82%, 86%, 86% and 88% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 30 Sep 2019, 31 Dec 2019, 31 Mar 2020, 30 Jun 2020 and 30 Sep 2020, respectively. For the 1-, 3-, 5- and 10-year periods ending 30 Sep 2020, 58%, 62%, 58% and 69% of the 201, 193, 184 and 147 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. ©2020 Morningstar, Inc. All Rights Reserved.

Janus Henderson
GROUP PLC
22

23 Mutual fund investment performance (cont’d) Group 56 45 44 42 32 52 51 44 46 48 54 50 51 41 41 22 38 25 25 36 23 31 40 22 26 28 26 28 37 37 78 83 69 67 68 74 82 84 67 74 82 76 79 78 78 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 % of mutual fund AUM in top 2 Morningstar quartiles Equities 57 45 35 31 13 50 50 31 33 32 53 50 46 30 27 27 43 25 28 48 29 37 54 23 36 34 27 32 46 49 84 88 60 59 60 79 87 85 56 68 87 77 78 76 76 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 1 year 3 years 5 years 1 year 3 years 5 years 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 22. Numbers may not cast due to rounding.

24 40 29 3 3 3 4 4 40 4 4 3 4 57 22 7 3 4 53 19 54 56 26 57 15 42 4 97 22 37 3 4 57 22 57 60 30 97 19 46 8 4 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Mutual fund investment performance (cont’d) Fixed Income 42 19 37 41 56 41 29 52 64 67 35 28 44 41 49 11 51 38 36 19 12 26 30 23 11 19 28 27 33 24 53 70 75 77 76 53 55 82 86 78 55 56 70 74 72 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 % of mutual fund AUM in top 2 Morningstar quartiles 1 year 3 years 5 years 1 year 3 years 5 years 2nd quartile 1st quartile Quantitative Equities Note: Full performance disclosures detailed on slide 22. Numbers may not cast due to rounding.

25 Mutual fund investment performance (cont’d) % of mutual fund AUM in top 2 Morningstar quartiles Alternatives 5 29 64 43 31 31 56 32 72 24 25 47 47 38 31 69 34 57 6 43 5 68 28 32 95 73 48 53 38 36 98 98 100 37 74 60 100100 56 95 98 96 100 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 1 year 3 years 5 years 2nd quartile 1st quartile 1 year 3 years 5 years 85 86 89 89 90 86 86 89 90 91 87 87 88 90 90 2 6 2 1 1 2 3 3 2 1 2 3 4 2 2 87 93 91 90 91 88 89 91 92 92 89 90 92 92 92 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Multi-Asset Note: Full performance disclosures detailed on slide 22. Numbers may not cast due to rounding.

26 Capital management Continued commitment to return of capital – over US$300m year to date Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included in the above share repurchases. Numbers may not cast due to rounding. 1 Total sharesoutstanding reflect amountsdisclosed on forms10-Q or 10-K for each respective quarter. Quarterly capital return 4Q18 to 3Q20 Dividend paid / share $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 Shares repurchased (m) 2.2 1.3 3.5 4.2 0.5 2.1 1.1 2.4 Total shares outstanding1 (m) 196.4 195.2 191.6 187.5 187.0 184.9 183.9 181.4 69.2 69.7 68.6 67.8 66.3 66.2 66.1 65.8 49.9 30.9 75.2 81.3 12.5 31.2 22.0 50.2 119.1 100.6 143.8 149.1 78.8 97.4 88.1 116.0 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Dividends Share repurchases

27 US GAAP: statement of income 3 months ended 30 Sep 2020 30 Jun 2020 30 Sep 2019 Revenue Management fees 457.7 407.7 446.2 Performance fees 7.0 17.2 1.4 Shareowner servicing fees 53.7 47.3 39.3 Other revenue 50.1 45.8 49.1 Total revenue 568.5 518.0 536.0 Operating expenses Employee compensation and benefits 154.9 145.8 147.9 Long-term incentive plans 42.7 49.1 42.2 Distribution expenses 118.8 104.7 102.8 Investment administration 13.1 12.6 11.2 Marketing 5.3 3.7 5.5 General, administrative and occupancy 65.6 58.0 67.6 Impairment of goodwill and intangible assets – 26.4 – Depreciation and amortisation 11.6 11.0 15.2 Total operating expenses 412.0 411.3 392.4 Operating income 156.5 106.7 143.6 Interest expense (3.2) (3.2) (3.5) Investment gains, net 25.5 50.3 4.0 Other non-operating income (expense), net (0.9) 8.6 4.7 Income before taxes 177.9 162.4 148.8 Income tax provision (40.8) (30.1) (35.7) Net income 137.1 132.3 113.1 Net income attributable to noncontrolling interests (18.2) (29.4) (1.0) Net income attributable to JHG 118.9 102.9 112.1 Less: allocation of earnings to participating stock-based awards (3.5) (3.0) (3.1) Net income attributable to JHG common shareholders 115.4 99.9 109.0 Diluted weighted-average shares outstanding (m) 178.8 182.1 188.3 Diluted EPS (in US$) 0.65 0.55 0.58 US$m, except per share data or as noted

28 Alternative performance measures Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 29. Footnotes included on slide 30. 3 months ended 30 Sep 2020 30 Jun 2020 30 Sep 2019 Reconciliation of revenue to adjusted revenue Revenue 568.5 518.0 536.0 Management fees1 (47.9) (40.2) (45.6) Shareowner servicing fees1 (42.8) (39.0) (30.4) Other revenue1 (28.1) (25.5) (26.8) Adjusted revenue 449.7 413.3 433.2 Reconciliation of operating expenses to adjusted operating expenses Operating expenses 412.0 411.3 392.4 Employee compensation and benefits2 (0.3) (0.5) (5.4) Long-term incentive plans2 0.1 0.2 0.2 Distribution expenses1 (118.8) (104.7) (102.8) General, administrative and occupancy2 (3.5) (2.8) (4.1) Impairment of goodwill and intangible assets3 –(26.4) – Depreciation and amortisation3 (1.9) (2.2) (7.3) Adjusted operating expenses 287.6 274.9 273.0 Adjusted operating income 162.1 138.4 160.2 Operating margin 27.5% 20.6% 26.8% Adjusted operating margin 36.0% 33.5% 37.0% US$m, except margin data

29 Alternative performance measures (cont’d) Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 28. Footnotes included on slide 30. 3 months ended 30 Sep 2020 30 Jun 2020 30 Sep 2019 Reconciliation of net income attributable to JHG to adjusted net income attributable to JHG Net income attributable to JHG 118.9 102.9 112.1 Employee compensation and benefits2 0.3 0.5 5.4 Long-term incentive plans2 (0.1) (0.2) (0.2) General, administrative and occupancy2 3.5 2.8 4.1 Impairment of goodwill and intangible assets3 – 26.4 – Depreciation and amortisation3 1.9 2.2 7.3 Interest expense4 –– 0.4 Investment gains, net4 ––(1.0) Other non-operating income (expense), net4 (0.5) (0.6) (0.2) Income tax benefit (provision)5 5.6 (7.4) (3.2) Adjusted net income attributable to JHG 129.6 126.6 124.7 Diluted earnings per share (in US$) 0.65 0.55 0.58 Adjusted diluted earnings per share (in US$) 0.70 0.67 0.64 US$m, except per share data

Alternative performance measures (cont'd)

Footnotes to reconciliation of adjusted financial measures

[1] JHG contracts with third-party intermediaries to distribute and service certain of its investment products. Fees for distribution and servicing related activities are either provided for separately in an investment product's prospectus or are part of the management fee. Under both arrangements, the fees are collected by JHG and passed through to third-party intermediaries who are responsible for performing the applicable services. The majority of distribution and servicing fees collected by JHG are passed through to third-party intermediaries. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass-through nature of these revenues. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue.

[2] Adjustments primarily represent integration costs in relation to the Merger, including severance costs, legal costs and consulting fees. JHG management believes these costs are not representative of the ongoing operations of the Group.

[3] Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. Adjustments also include impairment charges of our goodwill and certain mutual fund investment management agreements and client relationships. JHG management believes these non-cash and acquisition-related costs are not representative of the ongoing operations of the Group.

[4] Adjustments primarily relate to contingent consideration adjustments associated with prior acquisitions and increased debt expense as a consequence of the fair value uplift on debt due to acquisition accounting. JHG management believes these costs are not representative of the ongoing operations of the Group.

[5] The tax impact of the adjustments is calculated based on the applicable US or foreign statutory tax rate as it relates to each adjustment. Certain adjustments are either not taxable or not tax-deductible.

Janus Henderson
GROUP PLC
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31 3Q20 (US$m) 2Q20 (US$m) 2Q19 (US$m) AUM generating 3Q20 pfees (US$bn) # of funds generating 3Q20 pfees Frequency Timing SICAVs 2.8 9.2 – 3.4 2 22 annually; 3 quarterly 22 at June; 3 on quarters Offshore Absolute Return 0.1 – 0.2 0.1 1 Quarterly / Annually Various Segregated Mandates1 3.2 9.3 2.5 3.7 6 Quarterly / Annually Various UK OEICs & Unit Trusts 6.4 2.3 – 1.8 2 Quarterly Various US Mutual Funds2 (5.5) (3.6) (1.3) 51.6 17 Monthly Monthly Total 7.0 17.2 1.4 Performance fees Note: Performance fees include prior quarter accrual true-ups. Numbers may not cast due to rounding. 1 Segregated Mandates includes Private Accounts, Managed CDOs and Private Equity. 2 AUM data presents US Mutual Fund AUM subject to performance fees as at 30 September 2020. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

US mutual funds with performance fees

Mutual funds with performance fees[1]	AUM 30 Sep 2020 US$m	Benchmark	Base fee	Performance fee[2]	Performance cap/(floor) vs benchmark	3Q20 P&L impact US$'000
Forty Fund and Portfolio	18,414	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(787)
Research Fund and Portfolio	18,049	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(5,516)
Global Research Fund and Portfolio	3,756	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	1,218
Contrarian Fund	3,091	S&P 500® Index	0.64%	± 15 bps	± 7.00%	459
Small Cap Value Fund	3,063	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	(175)
Mid Cap Value Fund and Portfolio	2,508	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	(963)
Overseas Fund and Portfolio	1,804	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	278
Global Real Estate Fund	652	FTSE EPRA / NAREIT Global Index	0.75%	± 15 bps	± 4.00%	135
Global Value Fund	107	MSCI World Index℠	0.64%	± 15 bps	± 7.00%	(76)
Large Cap Value Fund	83	Russell 1000® Value Index	0.64%	± 15 bps	± 3.50%	(41)
Small-Mid Cap Value Fund[3]	53	Russell 2500™ Value Index	0.70%	± 15 bps	± 5.00%	(3)
Asia Equity Fund	28	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	(0)
Total	**51,607**					**(5,470)**

Note: AUM data shown on a managed view. Numbers may not cast due to rounding.

[1] The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.

[2] Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.

[3] Until 1 August 2022, the Fund's performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index.

Janus Henderson GROUP PLC

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33 Long-term incentive compensation Estimated future long-term incentive compensation amortisation Note: Annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in fut ure values related to market or currency, which would impact expense related to cash-based awards (MFSAs, DIP and DEP funds) and social security expense upon vesting. 1 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is est imated based on amount of existing awards expected to vest in that year. US$m Amount remaining to expense 2020 2021 2022 2023 2024 2017 annual grant 5 5 –––– 2018 annual grant 28 23 5 ––– 2019 annual grant 68 46 19 3 –– 2020 annual grant 131 65 43 19 3 1 Other1 74 25 23 14 8 4 Total long-term incentive compensation 306 164 90 36 11 5

34 Contacts Investor enquiries Jim Kurtz US Investor Relations Manager +1 (303) 336 4529 jim.kurtz@janushenderson.com Melanie Horton Non-US Investor Relations Manager +44 (0) 20 7818 2905 melanie.horton@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Stephen Sobey +44 (0) 20 7818 2523 stephen.sobey@janushenderson.com United Kingdom: FTI Consulting Tom Blackwell +44 (0) 20 3727 1051 tom.blackwell@FTIConsulting.com Asia Pacific: Honner Craig Morris +61 2 8248 3757 craig@honner.com.au

35 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2019 and the Company’s other filings and furnishings with the Securities and Exchange Commission (Commission file no . 001-38103), including those that appear under headings such as ‘Risk Factors’ and ‘Management’s Discussion and Analysis of Financial Condition and Results of Operati ons’. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts a nd may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other finan cial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distri butors. Please consider the charges, risks, expenses and inv estment objectives carefully before inv esting. For a US fund prospectus or, if av ailable, a summary prospectus containing this and other information, please contact your inv estment professional or call 800.668.0434. Read it carefully be fore you inv est or send money. Janus Henderson, Janus, Henderson, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819